EXPLANATORY NOTE

The sole purpose of this filing is to add pandemic-related risk disclosure to the principal risk section and to clarify certain portfolio manager disclosure for each of the Frost Credit Fund, the Frost Growth Equity Fund, the Frost Low Duration Bond Fund, the Frost Municipal Bond Fund, the Frost Total Return Bond Fund and the Frost Value Equity Fund, as electronically filed with the SEC pursuant to Rule 497(e) under the Securities Act of 1933, as amended, on July 1, 2020 (SEC Accession No. 0001398344-20-013124), in interactive data format.